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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2004

                                      WYETH
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        Delaware                     1-1225                  13-2526821
    -----------------          -----------------          -----------------
     (STATE OR OTHER              (COMMISSION             (I.R.S. EMPLOYER
     JURISDICTION OF              FILE NUMBER)           IDENTIFICATION NO.)
     INCORPORATION)

           FIVE GIRALDA FARMS
              MADISON, NJ                                                07940
----------------------------------------                              ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 660-5000
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On May 25, 2004, the United States Court of Appeals for the Third Circuit issued a decision reversing rulings by U.S. District Court Judge Harvey Bartle III of the Eastern District of Pennsylvania that excluded certain evidence in state court diet drug trials brought by class members who had exercised their right to be an intermediate or back-end "opt out" from the nationwide diet drug class action settlement. The complete Third Circuit decision is available at http://www.ca3.uscourts.gov/opinarch/024582p.pdf. The foregoing description of the Third Circuit decision does not purport to be complete and is qualified in its entirety by reference to the complete decision.

      Also on May 25, 2004, Wyeth issued a press release relating to this Third Circuit decision and stating its intention to seek a rehearing. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

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
EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Press Release, dated May 25, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WYETH

                            By:      /s/ Lawrence V. Stein
                                -------------------------------------
                                Name: Lawrence V. Stein
                                Title: Senior Vice President and General Counsel
                                       (Duly Authorized Signatory)

Date: May 25, 2004